UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2013

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Johnson Outdoors Inc. (the "Company") was held on February 28, 2013.  The matters voted on at the Annual Meeting were as follows:

1.           Election of Directors:

The following individuals were elected to the Board of Directors for terms that expire at the next annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors:
Terry E. London	7,525,012	155,940	160,974
John M. Fahey, Jr.	7,523,770	157,182	160,974
Class B Directors:
Helen P. Johnson-Leipold	1,209,552	0	0
Thomas F. Pyle, Jr.	1,209,552	0	0
W. Lee McCollum	1,209,552	0	0
Edward F. Lang	1,209,552	0	0

Nominations were made by the Board of Directors and no other nominations were made by any shareholder.  All of the nominees were members of the Board of Directors at the date of the Annual Meeting.

2.           Ratification of the Appointment of Independent Registered Public Accountants for the Company for the Fiscal Year Ending September 27, 2013:

The shareholders voted to ratify the appointment of McGladrey LLP by the Audit Committee  of the Company’s Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2013.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
19,931,430	3,356	2,660	0
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

3.           Advisory (non-binding) vote on executive compensation:

The shareholders approved the non-binding advisory proposal on executive compensation as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
19,666,440	93,314	16,718	160,974
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

4.           Proposal to adopt and approve the 2012 Non-Employee Director Stock Ownership Plan:

The shareholders approved the proposal to adopt the 2012 Non-Employee Director Stock Ownership Plan as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
18,859,616	910,551	6,305	160,974
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.

On February 28, 2013, Johnson Outdoors Inc. (the “Company”) issued a press release announcing the results from the annual shareholders meeting held on February 28, 2013 (the “Press Release”).  As disclosed in that press release and after completion of voting at the annual meeting, Company management discussed the Company’s marketplace and financial performance pursuant to its 2012 strategic plan.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-k.

The information in this Form 8-K, including Items 7.01 and 9.01 and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Johnson Outdoors Inc., issued February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date:  March 4, 2013
BY /s/ David W. Johnson
      David W. Johnson, Vice President and Chief
 Financial Officer